Employee Benefit Plans	12 Months Ended
Mar. 31, 2026
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 16 — EMPLOYEE BENEFIT PLANS

Hong Kong

The Company has a defined contribution pension scheme for its qualifying employees. The scheme assets are held under a provident fund managed by an independent fund manager. The Company and its employees are each required to make contributions to the scheme calculated at 5% of the employees’ basic salaries on monthly basis.

Chinese Mainland

As stipulated by the regulations of the Chinese Mainland, full-time employees of the Company in the Chinese Mainland participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Company is required to make contributions to the plan based on certain percentages of employees’ salaries.